Exhibit A


                        MORGAN STANLEY AIRCRAFT FINANCE
                             Report to Noteholders
               all amounts in US dollars unless otherwise stated

Month                          December-00
Payment Date                   15th of each month
Convention                     Modified Following Business Day
Current Payment Date           15-Dec-00
Current Calculation Date       11-Dec-00
Previous Payment Date          15-Nov-00
Previous Calculation Date      9-Nov-00
-------------------------------------------------------------------------------

1. Account Activity Summary between Calculation Dates

----------------------------------------------------------------------------------------------------------
                                    Prior         Deposits     Withdrawals        Balance on
                                   Balance                                     Calculation Date
                                  9-Nov-00                                        11-Dec-00
----------------------------------------------------------------------------------------------------------
Expense Account                   6,711,679.31   5,023,151.01  (5,104,357.68)    6,630,472.64
Collection Account               21,450,599.06  22,298,565.78 (21,450,599.10)   22,298,565.74
Aircraft Purchase Account                    -              -              -                -
Liquidity Reserve cash balance   49,209,891.00              -              -    49,209,891.00
----------------------------------------------------------------------------------------------------------
Total                            77,372,169.37  27,321,716.79 (26,554,956.78)   78,138,929.38
----------------------------------------------------------------------------------------------------------

2. Analysis of Expenses Account Activity

----------------------------------------------------------------------------------------------------------
Opening Balance on Previous Calculation Date                                     6,711,679.31
Transfer from Collection Account on previous Payment Date                        4,986,726.30
Permitted Aircraft Accrual                                                                  -
Interim Transfer from Collection Account                                                    -
Transfers from Aircraft Purchase Account                                                    -
Interest Income                                                                     36,424.71
Balance on current Calculation Date
 - Payments on previous payment date                                              (686,726.30)
 - Interim payments                                                             (4,417,631.38)
 - Other                                                                                    -
----------------------------------------------------------------------------------------------------------
Balance on current Calculation Date                                              6,630,472.64
----------------------------------------------------------------------------------------------------------

3. Analysis of Collection Account Activity

----------------------------------------------------------------------------------------------------------
Opening Balance on Previous Calculation Date                                    21,450,599.06
Collections during period
 - Lease rentals                                                                18,869,912.56
 - Maintenance reserves                                                          2,530,685.16
 - Other leasing income                                                            552,299.47
 - Interest income                                                                 344,418.18
 - Lease rental received in error                                                    1,250.41
 - Interim transfer to Expense A/C                                                          -
Transfers from Aircraft Purchase Account                                                    -
Drawings under Credit or Liquidity Enhancement Facilities                                   -
Repayment of Drawings under Credit or Liquidity Enhancement Facilities                      -
Transfer to Expense Account on previous Payment Date
 - Required Expense Amount                                                      (4,986,726.30)
 - Permitted Aircraft Modifications                                                         -
Net Swap payments on previous Payment Date                                          24,397.22
Aggregate Note Payments on previous Payment Date                               (16,488,270.02)
----------------------------------------------------------------------------------------------------------
Balance on current Calculation Date                                             22,298,565.74
----------------------------------------------------------------------------------------------------------

Analysis of Liquidity Reserve Amount
First Collection Account Reserve                                                30,000,000.00
Cash Held
 - Accrued Expenses                                             6,630,472.64
 - Security Deposits                                           19,209,891.00    25,840,363.64
Morgan Stanley Facility                                                         30,000,000.00
ILFC Facility
   - Letter of Credit                                          20,000,000.00
   -Security Deposits                                          20,378,351.00    40,378,351.00
                                                                             -----------------
Liquidity Reserve Amount                                                       126,218,714.64
                                                                             -----------------

Minimum Liquidity Reserve Amount                                                30,000,000.00

                        MORGAN STANLEY AIRCRAFT FINANCE
                             Report to Noteholders
               all amounts in US dollars unless otherwise stated

Current Payment Date                   15-Dec-00
Current Calculation Date               11-Dec-00
Previous Payment Date                  15-Nov-00
Previous Calculation Date              9-Nov-00
-------------------------------------------------------------------------------

Balance in Collection Account                                                                     22,298,565.74
Liquidity Reserve Amount                                                                         126,218,714.64
                                                                                              ------------------
Available Collections                                                                            148,517,280.38
                                                                                              ==================

3. Analysis of Collection Account Activity (Continued)
----------------------------------------------------------------------------------------------------------------
Analysis of Current Payment Date Distributions

(i)       Required Expense Amount
           - Servicer Fee                                                       687,136.00
           - Administration Agent Fee                                            84,502.41
           - Other Service Providers                                             12,500.01
           - Accrued Expenses                                                 2,900,000.00
                                                                             -------------
          Total Required Expense Amount                                                         3,684,138.42
(ii)  a)   Class A Interest but excluding Step-up                                               8,011,439.71
      b)   Swap Payments other than subordinated swap payments                                    241,083.33
(iii) a)  Repayment of Primary Eligible Credit Facilities                                                  -
      b)   First Collection Account top-up (Minimum liquidity reserve $30 m)                   30,000,000.00
(iv)      Class A Minimum principal payment                                                                -
(v)       Class B Interest                                                                        995,409.87
(vi)      Class B Minimum principal payment                                                       272,243.86
(vii)     Class C Interest                                                                      1,011,032.50
(viii)    Class C Minimum principal payment                                                                -
(ix)      Class D Interest                                                                        797,500.00
(x)       Class D Minimum principal payment                                                                -
(xi)  a)  Secondary Eligible Credit Facilities (ILFC and Morgan Stanley Facilities)                        -
      b)  Second collection account top-up                                                     96,218,714.64
(xii)     Class A Scheduled principal                                                                      -
(xiii)    Class B Scheduled principal                                                             303,577.37
(xiv)     Class C Scheduled principal                                                             100,000.00
(xv)      Class D Scheduled principal                                                              11,000.00
(xvi)     Permitted accruals for Modifications                                                             -
(xvii)    Step-up interest                                                                                 -
(xviii)   Beneficial interest                                                                              -
(xix)     Class A Supplemental principal                                                        6,871,140.68
(xx)      Class B Supplemental principal                                                                   -
(xxi)     Class D Redemption Price                                                                         -
(xxii)    Class C Redemption Price                                                                         -
(xxiii)   Class B Redemption Price                                                                         -
(xxiv)    Class A Redemption Price                                                                         -
(xxv)     Subordinated Swap payments                                                                       -
(xxvi)    all remaining amounts to holders of Beneficial interests
          Total Payments with respect to Payment Date                                         148,517,280.38
          less collection Account Top Ups (iii) (b) and (xi) (b) above                        126,218,714.64
                                                                                           -----------------
                                                                                               22,298,565.74
                                                                                           =================

                        MORGAN STANLEY AIRCRAFT FINANCE
                             Report to Noteholders
               all amounts in US dollars unless otherwise stated

Current Payment Date                     15-Dec-00
Current Calculation Date                 11-Dec-00
Previous Payment Date                    15-Nov-00
Previous Calculation Date                9-Nov-00
-------------------------------------------------------------------------------

4. Payments on the Notes by Subclass

-------------------------------------------------------------------------------------------------------------------------
                                               Subclass      Subclass       Subclass         Subclass          Total
Floating Rate Notes                              A-2           A-3            A-4               A-5           Class A

-------------------------------------------------------------------------------------------------------------------------
Applicable LIBOR                              6.62000%        6.62000%        6.62000%       6.62000%
Applicable Margin                              0.3500%         0.5200%         0.5400%        0.5800%
Applicable Interest Rate                      6.97000%        7.14000%        7.16000%       7.20000%
Day Count                                      Act/360         Act/360         Act/360        Act/360
Actual Number of Days                               30              30              30             30
Interest Amount Payable                   1,222,787.82    3,451,000.00    1,193,333.33   2,144,318.56
Step-up Interest Amount Payable                NA            NA            NA              NA
-------------------------------------------------------------------------------------------------------------------------
Total Interest Paid                       1,222,787.82    3,451,000.00    1,193,333.33    2,144,318.56      8,011,439.71
-------------------------------------------------------------------------------------------------------------------------

Expected Final Payment Date                  15-Sep-05       15-Mar-02       15-Mar-03       15-Jun-08
Excess Amortization Date                     15-Apr-98       15-Mar-02       15-Mar-03       15-Apr-00
-------------------------------------------------------------------------------------------------------------------------
Original Balance                        340,000,000.00  580,000,000.00  200,000,000.00  400,000,000.00
Opening Outstanding Principal Balance   210,523,010.41  580,000,000.00  200,000,000.00  357,386,426.28  1,347,909,436.69
-------------------------------------------------------------------------------------------------------------------------
Extended Pool Factors                           75.61%         100.00%         100.00%         100.00%
Pool Factors                                    64.82%         100.00%         100.00%          90.01%
-------------------------------------------------------------------------------------------------------------------------
Extension Amount                                     -               -               -               -
Pool Factor Amount                                   -               -               -               -
Surplus Amortisation                      2,547,119.54               -               -    4,324,021.14
-------------------------------------------------------------------------------------------------------------------------
Total Principal Distribution Amount       2,547,119.54               -               -    4,324,021.14      6,871,140.68
-------------------------------------------------------------------------------------------------------------------------
Redemption Amount
- amount allocable to principal
- amount allocable to premium
-------------------------------------------------------------------------------------------------------------------------
Closing Outstanding Principal Balance   207,975,890.87  580,000,000.00  200,000,000.00  353,062,405.14  1,341,038,296.01
-------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
                                             Subclass      Subclass        Total
Floating Rate Notes                             B-1           B-2         Class B

--------------------------------------------------------------------------------------
Applicable LIBOR                               6.6200%         6.6200%
Applicable Margin                              0.6500%         1.0500%
Applicable Interest Rate                      7.27000%        7.67000%
Day Count                                      Act/360         Act/360
Actual Number of Days                               30              30
Interest Amount Payable                     516,130.74      479,279.13
Step-up Interest Amount Payable                NA              NA
--------------------------------------------------------------------------------------
Total Interest Paid                         516,130.74      479,279.13      995,409.87
--------------------------------------------------------------------------------------

Expected Final Payment Date                  15-Mar-13       15-Mar-07
Excess Amortisation Date                     15-Apr-98       15-Mar-07
--------------------------------------------------------------------------------------
Original Balance                        100,000,000.00   75,000,000.00
Opening Outstanding Principal Balance    85,193,519.26   74,985,000.00  160,178,519.26
--------------------------------------------------------------------------------------
Extended Pool Factors                           93.12%         100.00%
Pool Factors                                    88.93%          99.98%
--------------------------------------------------------------------------------------
Extension Amount                                     -               -
Pool Factor Amount                                   -               -
Surplus Amortisation                        575,821.23               -
--------------------------------------------------------------------------------------
Total Principal Distribution Amount         575,821.23               -      575,821.23
--------------------------------------------------------------------------------------
Redemption Amount
- amount allocable to principal
- amount allocable to premium
--------------------------------------------------------------------------------------
Closing Outstanding Principal Balance    84,617,698.03   74,985,000.00  159,602,698.03
--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------                   ----------------
                                            Subclass       Subclass         Total                            Subclass
Fixed Rate Notes                               C-1            C-2          Class C                              D-1

--------------------------------------------------------------------------------------                   ----------------
Applicable Interest Rate                      6.90000%        9.60000%                                          8.70000%
Day count                                     30 / 360        30 / 360                                          30 / 360
Number of Days                                      30              30                                                30
Interest Amount Payable                     571,032.50      440,000.00                                        797,500.00
--------------------------------------------------------------------------------------                   ----------------
Total Interest Paid                         571,032.50      440,000.00    1,011,032.50                        797,500.00
--------------------------------------------------------------------------------------                   ----------------
Expected Final Payment Date                  15-Mar-13       15-Oct-16                                         15-Mar-14
Excess Amortisation Date                     15-Mar-13       15-Oct-16                                         15-Mar-10
Original Balance                        100,000,000.00   55,000,000.00                                    110,000,000.00
Opening Outstanding Principal Balance    99,310,000.00   55,000,000.00  154,310,000.00                    110,000,000.00
--------------------------------------------------------------------------------------                   ----------------
Extended Pool Factors                          100.00%         100.00%                                           100.00%
Expected Pool Factors                           99.21%         100.00%                                            99.99%
--------------------------------------------------------------------------------------                   ----------------
Extended Amount                                      -               -                                                 -
Expected Pool Factor Amount                 100,000.00               -                                         11,000.00
Surplus Amortisation                                 -               -
--------------------------------------------------------------------------------------                   ----------------
Total Principal Distribution Amount         100,000.00               -      100,000.00                         11,000.00
--------------------------------------------------------------------------------------                   ----------------
Redemption Amount                                    -               -                                                 -
- amount allocable to principal                      -               -                                                 -
- amount allocable to premium                        -               -                                                 -
--------------------------------------------------------------------------------------                   ----------------
Closing Outstanding Principal Balance    99,210,000.00   55,000,000.00  154,210,000.00                    109,989,000.00
--------------------------------------------------------------------------------------                   ----------------

-------------------------------------------------------------------------------------------------------------------------

                        MORGAN STANLEY AIRCRAFT FINANCE
                             Report to Noteholders
               all amounts in US dollars unless otherwise stated

Current Payment Date                            15-Dec-00
Current Calculation Date                        11-Dec-00
Previous Payment Date                           15-Nov-00
Previous Calculation Date                        9-Nov-00
-------------------------------------------------------------------------------

5. Floating Rate Note information for next Interest Accrual Period

Start of Interest Accrual Period                15-Dec-00
End of Interest Accrual Period                  16-Jan-01
Reference Date                                  11-Jan-01

------------------------------------------------------------------------------------------------------------------------------
                                                    A-2           A-3           A-4          A-5          B-1          B-2
------------------------------------------------------------------------------------------------------------------------------
Applicable LIBOR                                 6.71000%      6.71000%      6.71000%     6.71000%    6.71000%       6.71000%
Applicable Margin                                 0.3500%       0.5200%       0.5400%      0.5800%     0.6500%        1.0500%
Applicable Interest Rate                          7.0600%       7.2300%       7.2500%      7.2900%     7.3600%        7.7600%
Actual Pool Factor                                 61.22%       100.00%       100.00%       88.34%      84.62%         99.98%
------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
Fixed Rate Notes                                    C-1           C-2           D-1
--------------------------------------------------------------------------------------
Actual Pool Factor                                 99.21%       100.00%        99.99%
--------------------------------------------------------------------------------------

6. Payments per $ 100,000 Initial Outstanding Principal Balance of Notes

------------------------------------------------------------------------------------------------------------------------------
(a) Floating Rate Notes                            A-2           A-3           A-4          A-5          B-1          B-2
------------------------------------------------------------------------------------------------------------------------------
Opening Outstanding Principal Balance           61,918.53    100,000.00    100,000.00    89,346.61   85,193.52      99,980.00
Total Principal Payments                           695.75             -             -     1,003.94      575.82              -
Closing Outstanding Principal Balance           61,222.79    100,000.00    100,000.00    88,342.66   84,617.70      99,980.00

Total Interest                                     359.64        595.00        596.67       536.08      516.13         639.04
Total Premium                                     0.0000%       0.0000%       0.0000%      0.0000%     0.0000%        0.0000%
------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
(b) Fixed Rate Notes                             C-1           C-2           D-1
--------------------------------------------------------------------------------------
Opening Outstanding Principal Balance           99,310.00    100,000.00    100,000.00
Total Principal Payments                           100.00             -         10.00
Closing Outstanding Principal Balance           99,210.00    100,000.00     99,990.00

Total Interest                                     571.03        800.00        725.00
Total Premium                                           -             -             -
--------------------------------------------------------------------------------------

                                                       MORGAN STANLEY AIRCRAFT FINANCE
                                   Cumulative Performance to Date - March 15, 2000 to December 15, 2000

                                                          All amounts in millions               Dollar amounts expressed
                                                          of US dollars unless                     as a percentage of
                                                            otherwise stated                  2000 Base Case Lease Rentals
------------------------------------------------------------------------------------   -------------------------------------------
                                                           Cumulative to Date                     Cumulative to Date
                                                       Actual   Base Case   Variance         Actual    Base Case   Variance
------------------------------------------------------------------------------------   -------------------------------------------
                  CASH COLLECTIONS
 [1]              Lease Rentals                         182.7     182.7         (0.0)        100.0%      100.0%        0.0%
 [2]              - Renegotiated Leases                   0.0         -          0.0           0.0%
 [3]              - Rental Resets                        (0.3)        -         (0.3)         -0.2%
                                                       -----------------------------   -------------------------------------------
 [4] S [1]..[3]   Contracted Lease Rentals              182.4     182.7         (0.3)         99.8%      100.0%        0.0%

 [5]              Movement in Current Arrears Balance    (2.3)        -         (2.3)         -1.3%        0.0%       -1.3%
                  less Net Stress-related Costs
 [6]              - Bad Debts                            (1.8)                                -1.0%
 [7]              - Security Deposits Draw Down           1.7                                  0.9%
 [8]              - Restructured Arrears                    -                                  0.0%
 [9]              - AOG                                  (5.8)                                -3.2%
[10]              - Other Leasing Income                  8.9                                  4.9%
[11]              - Repossession Costs                   (0.5)                                -0.3%
                                                       -----------------------------   -------------------------------------------
[12] S [6]..[11]  sub-total                               2.5      (8.2)        10.7           1.4%       -4.5%        5.9%

[13] [4]+[5]+[12] Net Lease Rentals                     182.6     174.5          8.2         100.0%       95.5%        4.5%

[14]              Interest Earned                         3.2       2.0          1.2           1.7%        1.1%        0.6%
                  Maintenance Receipts                   21.9         -         21.9          12.0%        0.0%       12.0%
                  Maintenance Payments                  (24.1)        -        (24.1)        -13.2%        0.0%      -13.2%
                                                       -----------------------------   -------------------------------------------
[15]              Net Maintenance                        (2.3)        -         (2.3)         -1.2%        0.0%       -1.2%
[16] S [13]..[15] Total Cash Collections                183.5     176.5          7.1         100.5%       96.6%        3.9%
------------------------------------------------------------------------------------   -------------------------------------------
                  CASH EXPENSES
                  Aircraft Operating Expenses
[17]              - Insurance                            (0.6)                                -0.3%
[18]              - Re-leasing and other overheads       (0.3)                                -0.1%
                                                       -----------------------------   -------------------------------------------
[19] [17]+[18]    sub-total                              (0.8)     (1.5)         0.6          -0.4%       -0.8%        0.4%

                  SG&A Expenses
                  Aircraft Servicer Fees
                  - Base Fee                             (2.2)     (2.2)         0.0          -1.2%       -1.2%        0.0%
                  - Rent Collected Fee                   (2.2)     (2.2)         0.1          -1.2%       -1.2%        0.0%
                  - Rent Contracted Fee                  (1.8)     (1.8)         0.0          -1.0%       -1.0%        0.0%
                  - Incentive Fee                           -         -           -            0.0%        0.0%        0.0%
                                                       -----------------------------   -------------------------------------------
[20]              sub-total                              (6.2)     (6.3)         0.1          -3.4%       -3.4%        0.1%
                  Other Servicer Fees
                  Cabot                                  (0.8)     (0.9)         0.0          -0.5%       -0.5%        0.0%
                  Other Service Providers                (1.4)     (0.5)        (0.8)         -0.7%       -0.3%       -0.4%
                                                       -----------------------------   -------------------------------------------
[21]              sub-total                              (2.2)     (1.4)        (0.8)         -1.2%       -0.8%       -0.4%

[22] S [19]..[21] Total Cash Expenses                    (9.2)     (9.1)        (0.0)         -5.0%       -5.0%        0.0%
------------------------------------------------------------------------------------   -------------------------------------------
                  NET CASH COLLECTIONS
[23] [16]         Total Cash Collections                183.5     176.5          7.1         100.5%       96.6%        3.9%
[24] [22]         Total Cash Expenses                    (9.2)     (9.1)        (0.0)         -5.0%       -5.0%        0.0%
[25]              Drawings from Expense Account          26.9         -         26.9          14.7%        0.0%       14.7%
[26]              Transfer to Expense Account           (30.6)        -        (30.6)        -16.8%        0.0%      -16.8%
[27]              Interest Payments                     (98.9)    (92.9)        (6.1)        -54.1%       -50.8%      -3.3%
[28]              Swap Payments                          (2.3)     (7.8)         5.5          -1.3%       -4.3%        3.0%
[29]              Exceptional Items                         -         -            -           0.0%        0.0%        0.0%
                                                       -----------------------------   -------------------------------------------
[30] S [23]..[29] TOTAL                                  69.4      66.6          2.8          38.0%       36.5%        1.5%
                                                       =============================   ===========================================
------------------------------------------------------------------------------------   -------------------------------------------
[31]              PRINCIPAL PAYMENTS
                  subclass A2                            16.7      15.9          0.8           9.1%        8.7%        0.4%
                  subclass A3                               -         -            -           0.0%        0.0%        0.0%
                  subclass A4                               -         -            -           0.0%        0.0%        0.0%
                  subclass A5                            46.9      44.9          2.0          25.7%       24.6%        1.1%
                  subclass B1                             5.1       5.1          0.0           2.8%        2.8%        0.0%
                  subclass B2                             0.0       0.0            -           0.0%        0.0%        0.0%
                  subclass C1                             0.7       0.7         (0.0)          0.4%        0.4%        0.0%
                  subclass C2                             0.0       0.0            -           0.0%        0.0%        0.0%
                  subclass D1                               -         -            -           0.0%        0.0%        0.0%
                                                       -----------------------------   -------------------------------------------
                  Total                                  69.4      66.6          2.8          38.0%       36.5%        1.5%
                                                       =============================   ===========================================
------------------------------------------------------------------------------------   -------------------------------------------
                  Debt Balances
                  subclass A2                           208.0     208.8          0.8
                  subclass A3                           580.0     580.0            -
                  subclass A4                           200.0     200.0            -
                  subclass A5                           353.1     355.1          2.0
                  subclass B1                            84.6      84.6          0.0
                  subclass B2                            75.0      75.0            -
                  subclass C1                            99.2      99.2         (0.0)
                  subclass C2                            55.0      55.0            -
                  subclass D1                           110.0     110.0            -
                                                      ------------------------------
                  TOTAL                               1,764.8   1,767.6          2.8
                                                      ==============================
------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
     Note:             Report Line Name                                             Description
------------------------------------------------------------------------------------------------------------------------------------
                  CASH COLLECTIONS
 [1]              Lease Rentals                             Assumptions per the March 2000 Prospectus, the "2000 Base Case".
 [2]               - Renegotiated Leases                    Loss in rental revenue caused by a lessee negotiating a reduction in the lease rental.
 [3]               - Rental Resets                          Loss in rental when new lease rates are lower than those assumed in the 2000 Base Case.
 [4] S [1]..[3]    Contracted Lease Rentals                 Current Contracted Lease Rentals less adjustments for renegotiated leases and rental resets.
 [5]               Movement in Current Arrears Balance      Current Contracted Lease Rentals not received as at the latest
                                                            Calculation Date, excluding Bad Debts.
                   less Net Stress-related Costs
 [6]               - Bad Debts                              Rental Arrears owed by lessees who have defaulted and which are deemed irrecoverable.
 [7]               - Security Deposits Drawn Down           Amounts drawn down from Security Deposits to offset arrears or Bad
                                                            Debts.
 [8]               - Restructured Arrears                   Current Arrears that have been capitalized and restructured into a note payable.
 [9]               - AOG                                    Base Case lease rental lost when an aircraft is off-lease and non-revenue earning.
[10]               - Other Leasing Income                   Includes lease termination payments, rental guarantees and late payments charges.
[11]               - Repossession Costs                     Legal and technical costs incurred as a result of repossessing an aircraft.
[12] S [6]...[11]  sub-total

[13] [4]+[5]+[12]  Net Lease Rentals                        Contracted Lease Rentals less Movement in Current Arrears Balance and
                                                            Net Stress related costs
[14]               Interest Earned                          Interest earned on monthly cash balances held in Collection and Expense
                                                            Accounts.
[15]               Net Maintenance                          Maintenance Revenue Reserve received less any reimbursements paid to lessees.
[16] S [14]..[16]  Total Cash Collections                   Net Lease Rentals + Interest Earned + Net Maintenance
------------------------------------------------------------------------------------------------------------------------------------
                   CASH EXPENSES
                   Aircraft Operating Expenses              All operational costs related to the leasing of aircraft.
[17]               - Insurance                              Premium for contingent insurance policies.
[18]               - Re-leasing and other overheads         Miscellaneous re-delivery and leasing costs associated with re-leasing events.
[19] [17]+[18]     sub-total

                   SG&A Expenses                            All fees paid to the Aircraft Servicer and to other service providers.
[20]               Aircraft Servicer Fees                   Monthly and annual fees paid to the Aircraft Servicer, ILFC.
                   - Base Fee                               Fixed amount per month per aircraft and changes only as aircraft are acquired or sold.
                   - Rent Collected Fee                     Amount equal to approximately 1.25% of rentals received during the previous calendar month.
                   - Rent Contracted Fee                    Amount equal to 1.00% of rentals contracted in the current calendar month.
                   - Incentive Fee                          Annual fee paid to Servicer for performance above an annually agreed target.
[21]               Other Servicer Fees                      Fees paid to other service providers including the Administrative
                                                            Agent, Financial Advisor and Independent Trustees
[22] S [19]..[21]  Total Cash Expenses                      Aircraft Operating Expenses + SG&A Expenses
------------------------------------------------------------------------------------------------------------------------------------
                   NET CASH COLLECTIONS
[23] [16]          Total Cash Collections                   as per line 17 above.
[24] [22]          Total Cash Expenses                      as per line 24 above.
[25]               Drawings from Expense Account            Cash drawn from the Expense Account and used to pay for expenses during the period.
[26]               Transfer to Expense Account              Cash set aside in the Expense Account to pay for future expected expense obligations.
[27]               Interest Payments                        Interest Payments to Noteholders on all outstanding debt.
[28]               Swap Payments                            Net Swap Payments (paid) / received.
[29]               Exceptional Items                        Cash flows that occur infrequently and are outside the normal business activities of MSAF Group.
[30] S [24]..[29]  TOTAL
------------------------------------------------------------------------------------------------------------------------------------
[31]               PRINCIPAL PAYMENTS                       Principal Payments to Noteholders.
------------------------------------------------------------------------------------------------------------------------------------

                                             MORGAN STANLEY AIRCRAFT FINANCE
                         Cumulative Performance to Date - March 15, 2000 to December 15, 2000
                            all amounts in millions of US dollars unless otehrwise stated

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                                                        Actual         2000 Base Case               Variance
       Source of Funds
       Net Cash Collections                               69.4                   66.6                    2.8
       Add Back Interest                                  98.9                   92.9                    6.0
       Add Back Swap Payments                              2.3                    7.8                   (5.5)
                                                       -------                -------                 ------
  a                                                      170.6                  167.3                    3.3
                                                       -------                -------                 ------
       Application of Funds
  b    Swap Payments                                       2.3                    7.8                   (5.5)
  c    Class A Interest                                   73.5                   68.1                    5.4
  d    Class A Minimum                                     5.8                    4.8                    1.0
  e    Class B Interest                                    9.1                    8.5                    0.6
  f    Class B Minimum                                     3.5                    3.5                      -
  g    Class C Interest                                    9.1                    9.1                      -
  h    Class C Minimum                                       -                      -                      -
  I    Class D Interest                                    7.2                    7.2                      -
  j    Class D Minimum                                       -                      -                      -
  k    Class A Scheduled                                   0.8                    0.2                    0.6
  l    Class B Scheduled                                   1.6                    1.6                      -
  m    Class C Scheduled                                   0.7                    0.7                      -
  n    Class D Scheduled                                     -                      -                      -
  o    Permitted Aircraft Modifications                      -                      -                      -
  p    Class A Supplemental                               57.0                   55.8                    1.2
                                                       -------                -------                 ------
                                                         170.6                  167.3                    3.3
                                                       -------                -------                 ------
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 [1]   Interest Coverage Ratio
       Class A                                            2.25                   2.20  = a / (b+c)
       Class B                                            1.88                   1.88  = a / (b+c+d+e)
       Class C                                            1.65                   1.64  = a / (b+c+d+e+f+g)
       Class D                                            1.54                   1.53  = a / (b+c+d+e+f+g+h+i)

 [2]   Debt Coverage Ratio
       Class A                                            1.53                   1.53  = a / (b+c+d+e+f+g+h+i+j+k)
       Class B                                            1.51                   1.51  = a / (b+c+d+e+f+g+h+i+j+k+l)
       Class C                                            1.50                   1.50  = a / (b+c+d+e+f+g+h+i+j+k+l+m)
       Class D                                            1.50                   1.50  = a / (b+c+d+e+f+g+h+i+j+k+l+m+n)
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       Loan-to-Value Ratios       2000 Base Case          Actual           2000 Base Case
                                     15-Mar-00          15-Dec-00            15-Dec-00
                                 ----------------------------------------------------------
 [3]   Assumed Portfolio Value       2,049.1                                 1,984.7

 [4]   Adjusted Portfolio Value                       1,893.9

       Liquidity Reserve Amount
         - Cash                         30.0             30.0                   30.0
         - Accrued Expenses              6.0              9.5                    9.5
         - Security Deposits             7.1             19.2                   19.2
                                    --------          -------               --------
       subtotal cash                    43.1             58.7                   58.7
         - Letters of Credit            82.1             70.4                   70.4
                                    --------          -------               --------
       Total Liquidity Reserve         125.2            129.1                  129.1

 [5]   Total Asset Value             2,174.3          2,023.0                2,113.9

       Note Balance
       Class A                       1,404.7   64.6%  1,341.0   66.3%        1,343.9   63.6%
       Class B                         164.7   72.2%    159.6   74.2%          159.6   71.1%
       Class C                         154.9   79.3%    154.2   81.8%          154.2   78.4%
       Class D                         110.0   84.4%    110.0   87.2%          110.0   83.6%
                                    --------          -------               --------
       Total                         1,834.3          1,764.8                1,767.7
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

[1] Interest Coverage Ratio is equal to Net Cash Collections, before interest and swap payments, expressed as a ratio of the swap costs and interest payable on each subclass of Notes plus the interest and minimum principal payments payable on each subclass of Notes that rank senior in priority of payment to the relevant subclass of Notes.

[2] Debt Coverage Ratio is equal to Net Cash Collections before interest and swap payments, expressed as a ratio of the interest and minimum and scheduled principal payments payable on each subclass of Notes plus the interest and minimum and scheduled principal payments payable on each subclass of Notes that ranks equally with or senior to the relevant subclass of Notes in the priority of payments.

[3] Assumed Portfolio Value represents the Initial Appraised Value of each aircraft in the Portfolio multiplied by the Depreciation Factor at Calculation date divided by the Depreciation Factor at Closing date.

[4] Adjusted Portfolio Value represents the Base Value of each aircraft in the Portfolio as determined by the most recent Appraisal multiplied by the Depreciation Factor at Calculation date divided by the Depreciation Factor at Closing date. The lower of the Assumed Portfolio Value or 105% of the Adjusted Portfolio Value is used to calculate the principal repayment amounts to Noteholders.

[5] Total Asset Value is equal to Total Portfolio Value plus Liquidity Reserve Amount.